SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 19, 2008 (this "Amendment"), is among TESCO US HOLDING LP (the "US Borrower"), TESCO CORPORATION (the "Canadian Borrower", and collectively with the US Borrower, the "Borrowers"), the LENDERS party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

RECITAL

The Borrowers, the Lenders and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of June 5, 2007, as amended by a First Amendment to Amended and Restated Credit Agreement dated as of December 21, 2007 (as so amended and as further amended or modified from time to time, the "Credit Agreement"). The Borrowers desire to amend the Credit Agreement as set forth herein and the Lenders are willing to do so in accordance with the terms hereof.

TERMS

In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

  ARTICLE 1.

  AMENDMENTS.

  1.1 Section 6.15 is restated as follows:

  SECTION 6.15. Consolidated Capital Expenditures. The Parent will not permit Consolidated Capital Expenditures, determined as of the end of each of its Fiscal Quarters, to be greater than the sum of (a) (i) for any Fiscal Quarter ending on or before December 31, 2007, 70% of Consolidated EBITDA, (ii) for any Fiscal Quarter ending on or after March 31, 2008 but on or before September 30, 2008, 85% of Consolidated EBITDA, (iii) for any Fiscal Quarter ending on or after December 31, 2008 but on or before June 30, 2010, 70% of Consolidated EBITDA, or (iv) thereafter, 60% of Consolidated EBITDA, plus (b) the Net Cash Proceeds from Asset Sales for such Fiscal Quarter, with all the foregoing amounts calculated for the then most-recently ended four Fiscal Quarters.

  ARTICLE 2.

  REPRESENTATIONS.

  Each Borrower represents and warrants to the Lenders and Administrative Agent that:

  2.1 The execution, delivery and performance of this Amendment are within each Borrower's corporate, limited partnership or similar powers and have been duly authorized by all necessary corporate, limited partnership or similar action and, if required, stockholder, partnership or similar action.

  2.2 This Amendment has been duly executed and delivered by each Borrower and constitutes a legal, valid and binding obligation of each Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

  2.3 The execution, delivery and performance of this Amendment by each Borrower (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Parent or any of its material Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Parent or any of its material Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Parent or any of its material Subsidiaries, and (d) except as required under the Loan Documents, will not result in the creation or imposition of any Lien on any asset of the Parent or any of its material Subsidiaries, other than Liens permitted under Section 6.02.

  2.4 After giving effect to the amendments and waiver herein contained, the representations and warranties of each Loan Party set forth in the Credit Agreement or in any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties are expressly limited to any earlier date (in which case such representations and warranties shall be true and correct in all material respects on and as of such earlier date).

  2.5 After giving effect to the amendments and waiver herein contained, no Event of Default or Default shall have occurred and be continuing.

  ARTICLE 3.

  CONDITIONS PRECEDENT.

  This Amendment shall be effective as of the date hereof when each of the following conditions is satisfied:

  3.1 This Amendment shall be executed by each of the Borrowers and the Required Lenders.

  3.2 The Consent and Agreement attached hereto shall be executed by each of the Guarantors.

  3.3 The Borrowers shall have paid to the Administrative Agent, for the account of each Lender that has signed this Amendment on or before noon CDT on March 19, 2008, a $5,000 amendment fee for each such Lender.

  ARTICLE 4.

MISCELLANEOUS.

4.1 On the date hereof, the Borrowers shall pay to the Administrative Agent, for the pro rata benefit of each Lender increasing its Revolving Commitment hereunder, an upfront fee in an amount equal to twenty basis points on the aggregate amount of the increase in such Lender's Revolving Commitments implemented pursuant to this Amendment, which fees shall be distributed to such Lenders on or within two Business Days after the date hereof.

4.2 References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time. Except as expressly amended hereby, each Borrower agrees that the Loan Documents are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. The terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and signatures sent by telecopy of electronic mail message shall be enforceable as originals.

4.3 This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

TESCO CORPORATION

By _/s/ Julio M. Quintana___________________

Name: Julio M. Quintana

Title: President & Chief Executive Officer

By _/s/ Anthony Tripodo____________________

Name: Anthony Tripodo

Title: Executive Vice President &

Chief Financial Officer

TESCO US HOLDING LP

By: TESCO CANADA INTERNATIONAL INC.,

its general partner

By _/s/ James A. Lank_______________________

Name: James A. Lank

Title: President

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

By _/s/ Cynthia Goodwin______________________

Name: Cynthia Goodwin

Title: Sr. Vice President

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as the Canadian Swingline Lender and Issuing Bank to Canadian LC Obligors

By _/s/ Michael N. Tam________________________

Name: Michael N. Tam

Title: Sr. Vice President

NATIXIS

By __/s/ Carlos Quinteros____________________

Name: Carlos Quinteros

Title: Director

By __/s/ Daniel Payer_______________________

Name: Daniel Payer

Title: Director

COMERICA BANK

By __/s/ Cyd Dillahunty_____________________

Name: Cyd Dillahunty

Title: Vice President - Texas Division

TRUSTMARK NATIONAL BANK

By _/s/ Jeffrey Deutsch________________________

Name: Jeffrey Deutsch

Title: Sr. Vice President

THE BANK OF NOVA SCOTIA

By _/s/ Andrew Kinsey________________________

Name: Andrew Kinsey

Title: Senior Credit Solutions Manager

BANK OF TEXAS, N.A.

By __/s/ Marian Livingston_______________________

Name: Marian Livingston

Title: Vice President

AMEGY BANK N.A.

By __/s/ Scott Collins_______________________

Name: Scott Collins

Title: Vice President

CONSENT AND AGREEMENT

As of the date and year first above written, each of the undersigned hereby:

(a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated thereby;

(b) acknowledges and agrees that (i) each Collateral Document to which it is a party and each other Loan Document to which it is a party are hereby ratified and confirmed and shall remain in full force and effect, (ii) the obligations guaranteed or secured by each Collateral Document include, without limitation and in addition to all other obligations guaranteed or secured thereby, the Obligations that may be incurred pursuant to the increase in the Revolving Commitments implemented pursuant to the above Amendment and (iii) it has no setoff, counterclaim, defense or other claim or dispute with respect to any Collateral Document to which it is a party or any other Loan Document to which it is a party thereto;

(c) represents and warrants to the Administrative Agent and the Lenders that: (i) the execution, delivery and performance of this Consent and Agreement are within each Guarantor's corporate, limited partnership or similar powers and have been duly authorized by all necessary corporate, limited partnership or similar action and, if required, stockholder, partnership or similar action; (ii) this Consent and Agreement has been duly executed and delivered by each Guarantor and constitutes a legal, valid and binding obligation of each Guarantor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (iii) the execution, delivery and performance of this Consent and Agreement by each Guarantor (A) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (B) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Parent or any of its material Subsidiaries or any order of any Governmental Authority, (D) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Parent or any of its material Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Parent or any of its material Subsidiaries, and (D) except as required under the Loan Documents, will not result in the creation or imposition of any Lien on any asset of the Parent or any of its material Subsidiaries, other than Liens permitted under Section 6.02.

Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. This Consent and Agreement may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and signatures sent by telecopy of electronic mail message shall be enforceable as originals.

TESCO CORPORATION

By _/s/ Julio M. Quintana__________________

Name: Julio M. Quintana

Title: President & Chief Executive Officer

By _/s/ Anthony Tripodo___________________

Name: Anthony Tripodo

Title: Executive Vice President &

Chief Financial Officer

TESCO US HOLDING LP

By TESCO CANADA INTERNATIONAL INC.,

its general partner

By _/s/ James A. Lank_______________________

Name: James A. Lank

Title: President

Tesco Products Ltd.

By _/s/ Barry E. Beierbach_____________________

Name: Barry E. Beierbach

Title: President

TESCO CANADA INTERNATIONAL INC.

By _/s/ James A. Lank_______________________

Name: James A. Lank

Title: President

TESCO DRILLING TECHNOLOGY INC.

By _/s/ Barry E. Beierbach_____________________

Name: Barry E. Beierbach

Title: President

TESCO DRILLING TECHNOLOGY LIMITED

By _/s/ James A. Lank_______________________

Name: James A. Lank

Title: President

TESCO SERVICES INTERNATIONAL INC.

By _/s/ James A. Lank_______________________

Name: James A. Lank

Title: President

TESCO GP (US) INC.

By _/s/ Anthony Tripodo___________________

Name: Anthony Tripodo

Title: Executive Vice President

TESCO LP (US) INC.

By _/s/ Julio M. Quintana__________________

Name: Julio M. Quintana

Title: President

TESCO HOLDING I, LP

By TESCO GP (US) Inc., its general partner

By _/s/ Anthony Tripodo___________________

Name: Anthony Tripodo

Title: Executive Vice President

TESCO SERVICES INC.

By _/s/ Anthony Tripodo___________________

Name: Anthony Tripodo

Title: Executive Vice President

TESCO GP (CAN) LLC

By TESCO Corporation, its sole member

By _/s/ Julio M. Quintana__________________

Name: Julio M. Quintana

Title: President & Chief Executive Officer

By _/s/ Anthony Tripodo___________________

Name: Anthony Tripodo

Title: Executive Vice President &

Chief Financial Officer

TESCO LP (CAN) LLC

By TESCO Corporation, its sole member

By _/s/ Julio M. Quintana__________________

Name: Julio M. Quintana

Title: President & Chief Executive Officer

By _/s/ Anthony Tripodo___________________

Name: Anthony Tripodo

Title: Executive Vice President &

Chief Financial Officer

TESCO HOLDING II, LP

By TESCO GP (CAN) LLC, its general partner

By _/s/ Julio M. Quintana__________________

Name: Julio M. Quintana

Title: President & Chief Executive Officer

TESCO CORPORATION (US)

By _/s/ Anthony Tripodo___________________

Name: Anthony Tripodo

Title: Executive Vice President